UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2021

IHS MARKIT LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36495	98-1166311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, Ropemaker Place

25 Ropemaker Street

London, England

EC2Y 9LY

(Address of principal executive offices and zip code)

+44 20 7260 2000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Other Events.

On November 16, 2021, S&P Global Inc. (“S&P Global”) announced that S&P Global Market Intelligence Inc. (“Market Intelligence”), a wholly owned subsidiary of S&P Global, commenced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit Ltd. (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes to be issued by S&P Global and cash and (ii) the related solicitations of consents (collectively, the “Consent Solicitations”) to adopt the Amendments (as defined below) in each of the IHS Markit Indentures (as defined below) governing the IHS Markit Notes. The Exchange Offers and Consent Solicitations were commenced in connection with the pending merger between S&P Global and IHS Markit (the “Merger”) and are being made pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated November 16, 2021.

On December 1, 2021, S&P Global announced that the requisite number of consents have been received to adopt the Amendments with respect to all outstanding series of IHS Markit Notes, which results are based on early tenders in the Exchange Offers and Consent Solicitations. Following the receipt of the requisite consents, on November 30, 2021, IHS Markit entered into supplemental indentures (the “Supplemental Indentures”) relating to each of (i) the senior notes indenture (the “IHS Markit 2016 Indenture”), dated as of July 28, 2016, among IHS Markit, the guarantors party thereto and Computershare Trust Company, N.A.,as successor to Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), (ii) the senior notes indenture, dated as of February 9, 2017, among IHS Markit, the guarantors party thereto and the Trustee (as supplemented, the “IHS Markit Feb 2017 Indenture”), (iii) the senior notes indenture, dated as of December 1, 2017, among IHS Markit, the guarantors party thereto and the Trustee (the “IHS Markit Dec 2017 Indenture”) and (iv) the senior indenture, dated as of July 23, 2018, between IHS Markit and the Trustee (as supplemented and, together with the IHS Markit 2016 Indenture, the IHS Markit Feb 2017 Indenture and the IHS Markit Dec 2017 Indenture, the “IHS Markit Indentures”) governing the IHS Markit Notes.

The proposed amendments (the “Amendments”) contained in the Supplemental Indentures amend the IHS Markit Indentures to, among other things, eliminate from each IHS Markit Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the SEC reporting covenant, (iv) the restrictions on IHS Markit consolidating with or merging into another person or conveying, transferring or leasing all or any of its properties and assets to any person and (v) the obligation to offer to repurchase the IHS Markit Notes upon certain change of control transactions. The Supplemental Indentures provide that the Amendments become effective and binding upon execution and delivery thereof by the parties thereto, but will only become operative upon consummation and settlement of the Exchange Offers, which are conditioned upon, among other things, the consummation of the Merger.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03   Material Modification of Rights to Security Holders.

The information set forth above under Item 1.01 with respect to the Supplemental Indentures is hereby incorporated by reference into this Item 3.03.

Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global and IHS Markit operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the Merger, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the Merger to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the Merger, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the Merger and the divesture of the OPIS, CMM, PetroChem Wire, CUSIP Global Services and Leveraged Commentary and Data (LCD) and related family of leveraged loan indices businesses (together, the “proposed transaction”), including the ability to secure regulatory approvals and consummate related dispositions on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the proposed Merger, divestitures and liability management transactions on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iii) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xv) the outcome of the Exchange Offers and Consent Solicitations; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(4.1)	First Supplemental Indenture, dated as of December 1, 2021, to the Senior Notes Indenture, dated as of July 28, 2016, among IHS Markit Ltd., the guarantors party thereto and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

(4.2)	Supplemental Indenture No. 2, dated as of December 1, 2021, to the Senior Notes Indenture, dated as of February 9, 2017, among IHS Markit Ltd., the guarantors party thereto and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

(4.3)	First Supplemental Indenture, dated as of December 1, 2021, to the Senior Notes Indenture, dated as of December 1, 2017, among IHS Markit Ltd., the guarantors party thereto and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

(4.4)	Fifth Supplemental Indenture, dated as of December 1, 2021, to the Senior Indenture, dated as of July 23, 2018, between IHS Markit Ltd. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

(104)        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021	IHS MARKIT LTD.

	By:	/s/ Sari Granat
	Name:	Sari Granat
	Title:	Executive Vice President, Chief Administrative Officer,
and General Counsel